                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Avery and Richard L. Krzyzanowski, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all necessary documents including, without limitation, a Registration Statement on Form S-4 of Crown Cork & Seal Company, Inc. and any instruments or documents required to comply with state or foreign securities laws, and any and all amendments (including post-effective amendments) to the Registration Statement or such other instruments or documents, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any other applicable authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                   Title                                      Date
---------                                   -----                                      ----
/s/ William J. Avery                 Chairman of the Board, President
---------------------------          and Chief Executive Officer                    November 13, 1995
William J. Avery                               (Principal Executive Officer)

/s/ Alan W. Rutherford               Executive Vice President,
---------------------------          Chief Financial Officer and                    November 13, 1995
Alan W. Rutherford                             Director
                                               (Principal Financial Officer)
/s/ Timothy J. Donahue
---------------------------          Financial Controller                           November 13, 1995
Timothy J. Donahue                             (Principal Accounting Officer)

/s/ Henry E. Butwel                  Director                                       November 13, 1995
---------------------------
Henry E. Butwel

/s/ Charles F. Casey                 Director                                       November 13, 1995
---------------------------
Charles F. Casey

/s/ Francis X. Dalton                Director                                       November 13, 1995
---------------------------
Francis X. Dalton

/s/ Francis J. Dunleavy              Director                                       November 13, 1995
---------------------------
Francis J. Dunleavy


---------------------------          Director                                       ----------
Chester C. Hilinski

/s/ Richard L. Krzyzanowski          Director                                       November 13, 1995
---------------------------
Richard L. Krzyzanowski

/s/ Josephine C. Mandeville          Director                                       November 13, 1995
---------------------------
Josephine C. Mandeville

/s/ Michael J. McKenna               Director                                       November 13, 1995
---------------------------
Michael J. McKenna

/s/ J. Douglass Scott                Director                                       November 13, 1995
---------------------------
J. Douglass Scott

/s/ Robert J. Siebert                Director                                       November 13, 1995
---------------------------
Robert J. Siebert

/s/ Harold A. Sorgenti               Director                                       November 13, 1995
---------------------------
Harold A. Sorgenti

/s/ Edward P. Stuart                 Director                                       November 13, 1995
---------------------------
Edward P. Stuart